SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 8, 2005

Savient Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Delaware	0-15313	13-3033811
(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)

One Tower Center, 14th Floor
East Brunswick, New Jersey 08816
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 418-9300

Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Master Agreement

     On December 8, 2005, Savient Pharmaceuticals, Inc. (“Savient”) entered into a Master Agreement (the “Master Agreement”) with Ferring International Centre SA (“Ferring International”), Ferring B.V. (“Ferring BV”) and Ferring Pharmaceuticals Inc. (“Ferring USA”). The Master Agreement amends the Share Purchase Agreement with Ferring BV and the Asset Purchase Agreement with Ferring International, each entered into on March 23, 2005, which together provided for the sale to Ferring BV and Ferring International of Savient’s global biologics business.  The Master Agreement also amends the Copromotion Agreement (the “Copromotion Agreement”) between Savient and Ferring Pharmaceuticals Inc., also entered into on March 23, 2005, which provided for the copromotion by Savient and Ferring of EuflexxaTM.

     The Master Agreement provides for Savient’s exit of the Copromotion Agreement. Pursuant to the Master Agreement, in lieu of Savient’s $20 million obligation under the Copromotion Agreement, on December 15, 2005, Savient will pay to Ferring $15.6 million, representing a $17.8 million termination payment less accrued expenses to date under the Copromotion Agreement of approximately $2.2 million.

     The Master Agreement also provides for the modification and acceleration of the $25 million of total post-closing payments required by Ferring in connection with its acquisition of Savient’s global biologics manufacturing business. In lieu of these post-closing payments, Ferring will pay $15.7 million to Savient on December 15, 2005, and will pay $6.7 million to Savient on or before March 31, 2006. Finally, the Master Agreement confirms the resolution by Ferring and Savient of the post-closing working capital calculation relating to Ferring’s acquisition of the global biologics manufacturing business, resulting in a $755,000 payment by Ferring to Savient, also to be paid on December 15, 2005.

Incorporation By Reference

     The foregoing description of the Master Agreement is not complete and is qualified in its entirety by reference to the full text of the actual agreement, which is filed as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

     (c)      Exhibits

               See Exhibit Index attached hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAVIENT PHARMACEUTICALS, INC.

Date: December 14, 2005	By: /s/ Philip K. Yachmetz
Philip K. Yachmetz Senior Vice President – Corporate Strategy & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement dated March 23, 2005, between Savient Pharmaceuticals, Inc. and Ferring B.V. **

2.2	Asset Purchase Agreement dated March 23, 2005, between Savient Pharmaceuticals, Inc. and Ferring International Centre SA **

2.3	Master Agreement dated December 8, 2005, between Savient Pharmaceuticals, Inc., Ferring International Centre SA, Ferring B.V. and Ferring Pharmaceuticals Inc. *

10.1	Copromotion Agreement dated March 23, 2005, between Savient Pharmaceuticals, Inc. and Ferring Pharmaceuticals Inc.**

* The exhibits and schedules to this agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. Savient will furnish copies of any of the exhibits and schedules to the U.S. Securities and Exchange Commission upon request.

** These agreements have been previously filed as exhibits to Form 8-K dated March 23, 2005.